UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___ )

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                          Valgro Funds, Inc.
(Name of Registrant as Specified In Its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Valgro® Fund
Nasdaq ticker symbol: VGROX
2002 Proxy Statement

This report is neither a prospectus nor an annual report. It is intended for current shareholders of the fund, and it is not to be distributed to prospective shareholders without a prospectus. To get a free copy of the prospectus or annual report please visit our web site at valgro.com, or e-mail admin@valgro.com, or call us collect at (415) 665-5520.

Valgro is a registered service mark of Valgro Investments, Inc.

Table of Contents

  When and Where
  Voting Procedures
  Principal Holders
  Proposal #1: Election of Directors
  Proposal #2: Approval of Auditor
  Proxy

When and Where

The annual meeting of shareholders of Valgro Funds, Inc., will be held at 3PM Pacific Time on Thursday May 30, 2002, at 377 Warren Drive, San Francisco, CA 94131-1033. This is the address of the fund and of its investment adviser, Valgro Investments, Inc.

Proxies must be received at this location before the meeting in order to be counted. You may change your vote or revoke your proxy at any time prior to the meeting. This notice and accompanying proxy are being sent to shareholders on May 20, 2002. Shareholders may vote the number of shares they held of record on April 30, 2002.

To submit a proposal to be voted on at next year's annual meeting, you must submit the documentation specified in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. This documentation must be received at the fund's address by December 31, 2002.

The Board of Directors is soliciting your proxy and recommends a vote for all directors and and for approval of the auditor. Any costs of this solicitation will be borne by the fund.

The fund distributes its own securities without an underwriter, as permitted by 15 USC 80a-12(b) for companies qualifying under 15 USC 80a-10(d).

Voting Procedures

Annual approval of the directors and the auditor each requires an affirmative vote by over 50% of the votes cast, for which a quorum is the vote of over 50% of the shares outstanding.

Voting for directors is cumulative: if you withhold your vote from some directors, those votes are spread among any directors you do vote for.

Abstentions count toward a quorum, but they have the same effect as votes against approval of the proposals. That's because they're not counted as affirmative votes, but they are counted in the total number of votes cast when determining the percentage of approval.

In contrast, broker non-votes have no effect whatsoever. They don't count toward a quorum, they're not counted in the votes toward approval, and they're not counted in the total number of votes cast when determining the percentage of approval.

Principal Holders

Anyone owning at least 5% of the fund is considered a "principal holder." Of the 294,699.738 shares outstanding on the record date, principal holders were Stanley Rintel with 142,955.8615 shares (48.5%), and Ruth Rintel with 116,056.0225 shares (39.4%). Since Stanley and Ruth are the parents of Robert Rintel, the fund's President, mail to any of them can be sent to the fund's address, 377 Warren Drive, San Francisco, CA 94131-1033. Robert Rintel's 12,000.000 shares (4.1%) are the only shares owned by officers or directors of the fund.

Proposal #1: Election of Directors

The board of directors has no separate committees dealing with audit, nomination, or compensation issues. The board held 2 meetings during the fiscal year ended October 31, 2001. The board has no standing committees. The directors and officers of the fund are the two people listed below. An asterisk indicates anyone legally considered an "interested person" of the fund.

Directors and Officers:
Name, Age, and Business Address	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
*Robert Allen Rintel, 37 377 Warren Dr. San Francisco, CA 94131-1033	Chairman and sole officer of Fund and of its Adviser	1-year terms; served since '99	independent investor & software developer, '96-'99; Chairman & President, this Fund & its Adviser, '99-	1	0
F. Joseph Moretti, 73, 377 Warren Dr. San Francisco, CA 94131-1033	Member of Fund Board of Directors	1-year terms; served since '99	Malawi Project Director, Jesuit Refugee Service, '94-'99; part-time software developer, Syllogy Corp. (software), '99-	1	0

Directors' Equity Interest on April 30, 2002:
Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Robert Allen Rintel	$50,001-$100,000	$50,001-$100,000
F. Joseph Moretti	none	none

Officers and directors who are interested persons of the fund receive no compensation or retirement benefits from the fund, though they may receive compensation or retirement benefits from the fund's investment adviser, in accordance with 15 USC 80a-10(d)(7). Mr. Moretti will receive no compensation or retirement benefits during the current fiscal year ending October 31, 2002, though he may be paid in future fiscal years depending on the fund's net asset level. A specific level and compensation amount for those future years has not been determined. This is summarized in the following table:

Compensation Table:
Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Complex Paid to Directors
Robert Allen Rintel, Chairman & President	$0	$0	$0	$0
F. Joseph Moretti, Director	$0	$0	$0	$0

Proposal #2: Approval of Auditor

The independent certified public accountant which serves as the fund's auditor must be annually approved by the shareholders. The board of directors recommends approving Grant Thornton LLP to continue as the fund's auditor. There will be no representatives of Grant Thornton LLP at the shareholders' meeting, nor any statement from them other than their audit report contained in the fund's annual report, nor any opportunity to ask them questions.

The following table summarizes the fees billed to the fund by Grant Thornton LLP for services rendered during the fiscal year ended October 31, 2001.

Audit Fees	$6,840.00
Financial Information Systems Design and Implementation Fees	$0.00
All Other Fees	$0.00

Valgro Fund Proxy

The easiest way to vote is to email a reply with answers to the 2 questions below. Alternatively, you can circle the answers and mail it to the address shown on the enclosed statement. Or you can attend the annual meeting.

  Robert A. Rintel and F. Joseph Moretti are running for re-election as directors. Please choose 1 option:
    Vote for both
    Withhold my vote from _______________
    Withhold my vote from both
    Abstain
  Do you approve Grant Thornton LLP continuing as the fund's auditor?
    Yes
    No
    Abstain

Please sign here (or type your name if replying by email): ______________________________ and date it: __________.